UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2025

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2025, BitMine Immersion Technologies, Inc. (the “Company”), entered into Executive Employment Agreements (each, an “Agreement,” and collectively, the “Agreements”) with Jonathan Bates, Raymond Mow, and Erik Nelson (each, an “Executive,” and collectively, the “Executives”). Pursuant to the respective Agreements, the Company and the Executives agreed as follows:

Position and Term

Pursuant to the terms of the Agreements, Jonathan Bates will continue to serve as the Company’s Chief Executive Officer, Raymond Mow will continue to serve as the Company’s Chief Financial Officer, and Erik Nelson will continue to serve as the Company’s President. The term of each of the Executives’ employment commenced on September 1, 2025, and shall be of an indefinite duration unless terminated by the Company for Cause (as defined in the Agreements), or by the Executive voluntarily with or without Good Reason (as defined in the Agreements), or upon the Executives’ death or Disability (as defined in the Agreements).

Compensation

Jonathan Bates’ total annual compensation under his Agreement is $3,037,000, consisting of: (i) an annual base salary of $750,000; (ii) a minimum annual cash bonus of $375,000, payable in equal quarterly installments of $93,750; (iii) performance-based compensation of $787,500, subject to achievement of performance metrics to be determined and communicated by the Company’s board of directors (the “Board”); and (iv) an annual equity award with a grant-date fair value of $1,125,000, granted in the form of restricted stock units (“RSUs”), subject to the Company’s Compensation Committee approval each quarter and which vest in four equal installments of 25% each on November 30, February 28 (or February 29 in a leap year), May 31, and August 31 of each fiscal year (or, if any such date is not a business day, on the next business day), provided that Executive remains continuously employed by the Company through the applicable vesting date and in accordance with his Agreement.

Raymond Mow’s total annual compensation under his Agreement is $1,023,750, consisting of: (i) an annual base salary of $350,000; (ii) a minimum annual cash bonus of $105,000, payable in equal quarterly installments of $26,250; (iii) performance-based compensation of $113,750, subject to achievement of performance metrics to be determined and communicated by the Board; and (iv) an annual equity award with a grant-date fair value of $455,000, granted in the form of RSUs, subject to the Company’s Compensation Committee approval each quarter and which vest in four equal installments of 25% each on November 30, February 28 (or February 29 in a leap year), May 31, and August 31 of each fiscal year (or, if any such date is not a business day, on the next business day), provided that Executive remains continuously employed by the Company through the applicable vesting date and in accordance with his Agreement.

Erik Nelson’s total annual compensation under his Agreement is $406,250, consisting of: (i) an annual base salary of $240,000; (ii) a minimum annual cash bonus of $52,500, payable in equal quarterly installments of $13,125; and (iii) an annual equity award with a grant-date fair value of $113,750, granted in the form of RSUs, and subject to the Company’s Compensation Committee approval each quarter and which vest in four equal installments of 25% each on November 30, February 28 (or February 29 in a leap year), May 31, and August 31 of each fiscal year (or, if any such date is not a business day, on the next business day), provided that Executive remains continuously employed by the Company through the applicable vesting date and in accordance with his Agreement.

Each of Messrs. Bates, Mow, and Nelson are entitled to participate in the Company’s employee benefits and perquisites for executives, including health and group insurance, pension plans, and other benefit plans, programs, and arrangements as are made generally available from time to time to senior executives of the Company. The Company shall also reimburse each of Messrs. Bates, Mow, and Nelson for all reasonable and documented business and travel expenses incurred in the performance of their respective job duties and the promotion of the Company’s business as well as $10,000 for each Executive’s reasonably attorneys’ fees incurred in connection with the negotiation and execution of their respective Agreements.

Payment in Connection with Termination

Where an Executive’s employment is terminated by the Company for Cause (as defined in the Agreements), or by the Executive voluntarily without Good Reason (as defined in the Agreements), the Company shall pay to the terminating Executive, in a lump sum within 30 days following the effective date of termination, $1,912,500 for Jonathan Bates, $568,750 for Raymond Mow, and $292,500 for Erik Nelson, representing one year of total cash compensation (excluding the value of equity awards), together with all Accrued Benefits (as defined in the Agreements).

However, if an Executive’s employment is terminated by the Company without Cause, or by the Executive for Good Reason, the Company shall pay to the terminating Executive, in a lump sum within 30 days following the effective date of termination, $3,037,500 for Jonathan Bates, $1,137,500 for Raymond Mow, and $585,000 for Erik Nelson, representing two years of total cash compensation (excluding the value of equity awards), together with all Accrued Benefits. The Executives shall also be entitled to this payment for termination in connection with a Change in Control (as defined in the Agreements), or due to death or disability.

The foregoing description is only a summary of the Executive Employment Agreements and is qualified in its entirety by reference to the copies of the Executive Employment Agreements attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement between BitMine Immersion Technologies, Inc. and Jonathan Bates, dated September 1, 2025.
10.2	Executive Employment Agreement between BitMine Immersion Technologies, Inc. and Raymond Mow, dated September 1, 2025.
10.3	Executive Employment Agreement between BitMine Immersion Technologies, Inc. and Erik Nelson, dated September 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BitMine Immersion Technologies, Inc.

Dated: September 3, 2025	By:	/s/ Jonathan Bates
	Name:	Jonathan Bates
	Title:	Chief Executive Officer